Exhibit 10.9

LIMITED LIABILITY PARTNERSHIP
CONFORMED COPY

DATED 17 NOVEMBER 2006

ACE LIMITED

as Account Party

ACE BERMUDA INSURANCE LTD.

and

ACE TEMPEST REINSURANCE LTD.

as Guarantors

CITIGROUP GLOBAL MARKETS LIMITED

and

BARCLAYS CAPITAL

as Lead Arrangers

ING BANK, N.V., LONDON BRANCH

as Co-Arranger

CITIBANK INTERNATIONAL plc

as Agent and Security Trustee

and

OTHERS

SEVENTH AMENDMENT AND RESTATEMENT

AGREEMENT RELATING TO A LETTER OF CREDIT

FACILITY AGREEMENT ORIGINALLY DATED 19

NOVEMBER 1999

The Exhibit	Form of Amended Facility Agreement

THIS AGREEMENT is dated 17 November 2006 and made between:

(1)	ACE LIMITED (the “Account Party”);

(2)	ACE BERMUDA INSURANCE LTD. and ACE TEMPEST REINSURANCE LTD. (together the “Guarantors”);

(3)	CITIGROUP GLOBAL MARKETS LIMITED and BARCLAYS CAPITAL (the investment banking division of Barclays Bank PLC) (the “Lead Arrangers”);

(4)	ING BANK, N.V., LONDON BRANCH (the “Co-Arranger” and, together with the Lead Arrangers, the “Arrangers”);

(5)	CITIBANK INTERNATIONAL plc (the “Agent” and “Security Trustee”);

(6)	THE FINANCIAL INSTITUTIONS listed in Part I of Schedule 1 (The Banks) as existing banks (the “Existing Banks”); and

(7)	THE FINANCIAL INSTITUTIONS listed in Part II of Schedule 1 (The Banks) as new banks (the “New Banks”).

WHEREAS:

(A)	By a dual currency letter of credit facility agreement originally dated 19 November 1999 (a) as amended and restated by an amendment agreement dated 17 November 2000, (b) as amended by an amendment agreement dated 23 October 2001, (c) as amended and restated by an amendment and restatement agreement dated 21 November 2001, (d) as amended and restated by an amendment and restatement agreement dated 19 November 2002, (e) as amended and restated by an amendment and restatement agreement dated 14 November 2003, (f) as amended and restated by an amendment and restatement agreement dated 15 November 2004 and (g) as amended and restated by an amendment and restatement agreement dated 9 December 2005 (the “Original Facility Agreement”) between (1) the Account Party, (2) the Guarantors, (3) the Arrangers, (4) the Agent and (5) the Banks, the Banks granted to the Account Party a letter of credit facility in an aggregate amount of £380,000,000.

(B)	Landesbank Hessen-Thüringen Girozentrale, London Branch wishes to become a party to the Original Facility Agreement as a Bank.

(C)	Citibank Ireland Financial Services plc wishes to transfer the whole of its Commitment to Citibank Europe plc.

(D)	National Westminster Bank PLC wishes to transfer the whole of its Commitment to The Royal Bank of Scotland plc.

(E)	The parties hereto wish to amend the Original Facility Agreement upon the terms and subject to the conditions set out below.

IT IS AGREED as follows:

1.	INTERPRETATION

1.1	Incorporation of defined terms

Terms defined in the Original Facility Agreement and not otherwise defined herein shall have the same meaning in this Agreement, and the principles of construction set out in the Original Facility Agreement shall apply to this Agreement as if set out in this Agreement in full.

1.2	Other defined terms

In this Agreement:

“Amended Facility Agreement” means the Original Facility Agreement as amended by this Agreement.

“Commencement Date” means 29 November 2006.

1.3	Third Party Rights

A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement.

2.	CONDITIONS PRECEDENT

The provisions of Clause 3 (Transfer by Novation) and Clause 4 (Amendment and Restatement) shall automatically be effective as of the Commencement Date provided that not later than three Business Days before the Commencement Date, the Agent has received, in form and substance satisfactory to it, each of the documents and other items specified in Schedule 3 (Conditions Precedent) to this Agreement. The Agent shall notify the Account Party, the Existing Banks and the New Banks promptly upon being so satisfied.

3.	TRANSFER BY NOVATION

3.1	Transfer by Novation: New Non-Affiliate Bank

3.1.1 Definitions

For the purposes of this Clause 3.1, the following definitions apply:

“New Non-Affiliate Bank” shall mean Landesbank Hessen-Thüringen Girozentrale, London Branch.

3.1.2 Details of Transfer: New Non-Affiliate Bank

On the Commencement Date (whether or not a Default is continuing), the Existing Banks shall transfer by novation part of their Commitment, rights and obligations under the Finance Documents to the New Non-Affiliate Bank, so that:

(a)	the New Non-Affiliate Bank will become a Bank under the Amended Facility Agreement with a Commitment as set out opposite its name in Schedule 2 (The Banks’ Commitments);

(b)	each Existing Bank’s Commitment shall be reduced to the respective amount set out opposite its name in Schedule 2 (The Banks’ Commitments);

(c)	the New Non-Affiliate Bank’s participation in each Letter of Credit shall be as notified to it by the Agent pursuant to paragraph (a) of Clause 3.5 (Banks’ participations); and

(d)	each Existing Bank’s participation in each Letter of Credit shall be as notified to it by the Agent pursuant to paragraph (a) of Clause 3.5 (Banks’ participations).

3.1.3	Procedure for Transfer by Novation: New Non-Affiliate Bank

The transfer by novation set out in Clause 3.1 (Transfer by novation: New Non-Affiliate Bank) shall take effect on the Commencement Date so that:

(a)	to the extent that in Clause 3.1 (Transfer by novation: New Non-Affiliate Bank) each Existing Bank seeks to transfer by novation its rights and obligations under the Finance Documents each of the Obligors and each other Existing Bank shall be released from further obligations towards one another under the Finance Documents and their respective rights against one another under the Finance Documents shall be cancelled (being the “Discharged Rights and Obligations”);

(b)	each of the Obligors and the New Non-Affiliate Bank shall assume obligations towards one another and/or acquire rights against one another which differ from the Discharged Rights and Obligations only insofar as that Obligor and the New Non-Affiliate Bank have assumed and/or acquired the same in place of that Obligor and that Existing Bank;

(c)	the Agent, the Arrangers, the New Non-Affiliate Bank and other Banks shall acquire the same rights and assume the same obligations between themselves as they would have acquired and assumed had the New Non-Affiliate Bank been an Existing Bank with the rights and/or obligations acquired or assumed by it as a result of the transfer and to that extent the Agent, the Arrangers and the relevant Existing Bank shall each be released from further obligations to each other under the Finance Documents; and

(d)	the New Non-Affiliate Bank shall become a Party as a “Bank”.

3.1.4	Amounts due on or before the Commencement Date

Any amounts payable to the Existing Banks by the Obligors pursuant to any Finance Document on or before the Commencement Date (including, without limitation, all interest, fees and commission payable on the Commencement Date) in respect of any period ending on or prior to the Commencement Date shall be for the account of the Existing Banks and the New Non-Affiliate Bank shall not have any interest in, or any rights in respect of, any such amount.

3.2	Transfer by Novation: New Affiliate Banks

3.2.1	Definitions

For the purposes of this Clause 3.2, the following definitions apply:

“New Affiliate Bank” shall mean Citibank Europe plc and The Royal Bank of Scotland plc; and

“Outgoing Existing Banks” shall mean Citibank Ireland Financial Services plc and National Westminster Bank PLC,

3.2.2	Details of Transfer: New Affiliate Bank

On the Commencement Date (whether or not a Default is continuing), the Outgoing Existing Banks shall transfer by novation all of their Commitment, rights and obligations under the Finance Documents to Citibank Europe plc, in the case of Citibank Ireland Financial Services plc, and The Royal Bank of Scotland plc, in the case of National Westminster Bank PLC, so that:

(a)	each New Affiliate Bank will become a Bank under the Amended Facility Agreement with a Commitment as set out opposite its name in Schedule 2 (The Banks’ Commitments);

(b)	each Outgoing Existing Bank’s Commitment shall be reduced to zero, and that Outgoing Existing Bank shall cease to be a Bank;

(c)	each New Affiliate Bank’s participation in each Letter of Credit shall be as notified to it by the Agent pursuant to paragraph (a) of Clause 3.5 (Banks’ participations); and

(d)	each Outgoing Existing Bank’s participation in each Letter of Credit shall be as notified to it by the Agent pursuant to paragraph (a) of Clause 3.5 (Banks’ participations).

3.2.3	Procedure for Transfer by Novation: New Affiliate Banks

The transfer by novation set out in Clause 3.2 (Transfer by novation: New Affiliate Banks) shall take effect on the Commencement Date so that:

(a)	to the extent that in Clause 3.2 (Transfer by novation: New Affiliate Banks) each Outgoing Existing Bank seeks to transfer by novation its rights and obligations under the Finance Documents each of the Obligors and each Outgoing Existing Bank shall be released from further obligations towards one another under the Finance Documents and their respective rights against one another under the Finance Documents shall be cancelled (being the “Discharged Rights and Obligations”);

(b)	each of the Obligors and each New Affiliate Bank shall assume obligations towards one another and/or acquire rights against one another which differ from the Discharged Rights and Obligations only insofar as that Obligor and the relevant New Affiliate Bank have assumed and/or acquired the same in place of that Obligor and that Outgoing Existing Bank;

(c)	the Agent, the Arrangers, each New Affiliate Bank and other Banks shall acquire the same rights and assume the same obligations between themselves as they would have acquired and assumed had the New Affiliate Bank been an Existing Bank with the rights and/or obligations acquired or assumed by it as a result of the transfer and to that extent the Agent, the Arrangers and the relevant Outgoing Existing Bank shall each be released from further obligations to each other under the Finance Documents; and

(d)	each New Affiliate Bank shall become a Party as a “Bank”.

3.2.4	Amounts due on or before the Commencement Date

Any amounts payable to the Outgoing Existing Banks by the Obligors pursuant to any Finance Document on or before the Commencement Date (including, without limitation, all interest, fees and commission payable on the Commencement Date) in respect of any period ending on or prior to the Commencement Date shall be for the account of the Outgoing Existing Banks and none of the New Affiliate Banks shall have any interest in, or any rights in respect of, any such amount.

3.3	Limitation of responsibility of Existing Banks

(a)	Each New Non-Affiliate Bank and New Affiliate Bank (together the “New Banks”) confirms to each Existing Bank and the other Finance Parties that it:

(i)	has received a copy of the Original Facility Agreement together with such other information as it has required in connection with this transaction;

(ii)	has made (and shall continue to make) its own independent investigation and assessment of the financial condition and affairs of each Obligor and its related entities in connection with its participation in this Agreement and the Amended Facility Agreement and has not relied exclusively on any information provided to it by any Existing Bank in connection with any Finance Document; and

(iii)	will continue to make its own independent appraisal of the creditworthiness of each Obligor and its related entities whilst any amount is or may be outstanding under the Finance Documents or any Commitment is in force.

(b)	Unless expressly agreed to the contrary, the Existing Banks make no representation or warranty and assume no responsibility to the New Banks for:

(i)	the legality, validity, effectiveness, adequacy or enforceability of the Finance Documents or any other documents;

(ii)	the financial condition of any Obligor;

(iii)	the performance and observance by any Obligor of its obligations under the Finance Documents or any other documents; or

(iv)	the accuracy of any statements (whether written or oral) made in or in connection with the Finance Documents or any other document,

and any representations or warranties implied by law are excluded.

(c)	Nothing in any Finance Document obliges any Existing Bank to:

(i)	accept a re-transfer from any New Bank of any of the rights and obligations transferred by novation under this Agreement; or

(ii)	support any losses directly or indirectly incurred by a New Bank by reason of the non-performance by any Obligor of its obligations under the Finance Documents or otherwise.

3.4	Administrative Details

Each New Bank confirms that it has delivered to the Agent its Facility Office details and address, fax number and attention details for the purposes of Clause 33 (Notices) of the Amended Facility Agreement.

3.5	Banks’ participations

(a)	The Agent shall notify each Existing Bank and each New Bank of the amount and currency of each Letter of Credit to be issued on the Commencement Date and the amount of its participation in that new Letter of Credit not later than 10:00 a.m. two Business Days before the Commencement Date.

(b)	The amount of each Existing Bank’s and each New Bank’s participation in each new Letter of Credit referred to in paragraph (a) of this Clause 3.5 (Banks’ participations) will be equal to the proportion borne by its Available Commitment to the Available Facility immediately prior to the making of the Letter of Credit.

4.	AMENDMENT AND RESTATEMENT

With effect on and from the Commencement Date, the Original Facility Agreement shall be amended and restated so that it shall be read and construed for all the purposes as set forth in the Exhibit hereto.

5.	REPRESENTATIONS

On the date of this Agreement and on the Commencement Date, the Account Party and the Guarantors shall make the Representations as if each reference in those Representations to “this Agreement” and “the Finance Documents” includes a reference to (a) this Agreement and (b) the Amended Facility Agreement.

6.	CONTINUING OBLIGATIONS AND FURTHER ASSURANCE

6.1	Continuing Obligations

The Original Facility Agreement and the Finance Documents and every clause thereof shall continue to be in full force and effect and binding on the parties thereto save as expressly amended and supplemented by this Agreement.

6.2	Further Assurance

Each of the Account Party and the Guarantors shall, at the request of the Agent and at its own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.

7.	COSTS, EXPENSES AND FEES

7.1	Transaction Expenses

The Account Party shall promptly on demand pay the Banks the amount of all costs and expenses (including legal fees) reasonably incurred (together with any VAT thereon) by the Banks in connection with the negotiation, preparation, printing and execution of this Agreement and any other documents referred to in this Agreement and the completion of the transactions herein contemplated.

7.2	Enforcement Costs

The Account Party shall, within three Business Days of demand, pay to each Bank the amount of all costs and expenses (including legal fees) on a full indemnity basis together with any VAT thereon incurred by that Bank in connection with the enforcement of, or the preservation of any rights under this Agreement and any other document referred to in this Agreement.

7.3	Stamp Taxes

The Account Party shall pay and, within three Business Days of demand, indemnify each Bank against any costs, loss or liability that each such Bank incurs in relation to all stamp duty, registration and other similar taxes payable in respect of this Agreement and any other document referred to in this Agreement or any judgment given in connection with this Agreement.

8.	DESIGNATION AS FINANCE DOCUMENT

The Account Party and the Agent designate this Agreement as a Finance Document by execution of this Agreement for the purposes of the definition of Finance Document in the Original Facility Agreement.

9.	GOVERNING LAW

This Agreement shall be governed by and construed in accordance with English law.

10.	INCORPORATION OF TERMS

The provisions of clause 32 (Remedies and Waivers, Partial Invalidity) and clause 37 (Jurisdiction) of the Original Facility Agreement shall apply, mutatis mutandis, hereto and as if references therein to “this Agreement” or “the Finance Documents” are references to this Agreement.

11.	COUNTERPARTS

This Agreement may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1

THE BANKS

Part I - The Existing Banks

ABN AMRO BANK N.V., LONDON BRANCH

BARCLAYS BANK PLC

CALYON NEW YORK BRANCH

CITIBANK IRELAND FINANCIAL SERVICES PLC

ING BANK N.V., LONDON BRANCH

LLOYDS TSB BANK PLC

NATIONAL WESTMINSTER BANK PLC

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH

Part II - The New Banks

CITIBANK EUROPE PLC

LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE, LONDON BRANCH

THE ROYAL BANK OF SCOTLAND PLC

SCHEDULE 2

THE BANKS’ COMMITMENTS

Bank	Commitment (£)
Citibank Europe plc	58,000,000
Barclays Bank PLC	58,000,000
ING Bank N.V., London Branch	54,000,000
ABN AMRO BANK N.V., London Branch	35,000,000
Calyon New York Branch	35,000,000
Landesbank Hessen-Thüringen Girozentrale, London Branch	35,000,000
Lloyds TSB Bank plc	35,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch	35,000,000
The Royal Bank of Scotland plc	35,000,000

TOTAL	380,000,000

SCHEDULE 3

CONDITIONS PRECEDENT

1.	In relation to each Obligor:

(i)	a copy of the constitutional documents of each Obligor, certified as at the date of this Agreement as a true, accurate and correct copy by an Authorised Signatory of such Obligor;

(ii)	a copy, certified as at the date of this Agreement as a true and up-to-date copy by an Authorised Signatory of such Obligors, of a board resolution of such Obligor approving the execution, delivery and performance of this Agreement and the terms and conditions hereof and authorising a named person or persons to sign this Agreement and any documents to be delivered by such Obligor pursuant hereto;

(iii)	a certificate of an Authorised Signatory of such Obligor setting out the names and signatures of the persons authorised to sign, on behalf of such Obligor, this Agreement, and any documents to be delivered by such Obligor pursuant hereto.

2.	An opinion of Clifford Chance, solicitors to the Agent.

3.	An opinion of Maples and Calder, Cayman Islands counsel to the Account Party addressed to the Finance Parties.

4.	An opinion of Conyers, Dill and Pearman, Bermudian counsel to the Account Party addressed to the Finance Parties.

5.	A copy, certified a true copy by an Authorised Signatory of the Account Party, of the financial statements of the Account Party referred to in sub-clauses 16.4.1 and 16.4.2 of Clause 16.4 (Financial Information) of the Amended Facility Agreement.

6.	Evidence that ACE INA Services UK Limited of ACE Building, 100 Leadenhall Street, London EC3A 3BP has agreed to act as the agent of each Obligor for the service of process in England in respect of this Agreement and the Amended Facility Agreement.

SIGNATURES

The Account Party

ACE LIMITED

By:	P Bancroft
Position:	Chief Financial Officer
Address:	ACE Global Headquarters, 17 Woodbourne Avenue, Hamilton, HM08, Bermuda

By:	R F Cusumano
Position:	General Counsel & Secretary
Address:	ACE Global Headquarters, 17 Woodbourne Avenue, Hamilton, HM08, Bermuda

The Guarantors

ACE BERMUDA INSURANCE LTD.

By:	G R Fletcher
Position:	President, Chief Executive Officer & Deputy Chairman
Address:	ACE Global Headquarters, 17 Woodbourne Avenue, Hamilton, HM08, Bermuda

ACE TEMPEST REINSURANCE LTD.

Executed as a deed

By:	J Bonneau
Position:	Director & Deputy Chairman
Address:	ACE Global Headquarters, 17 Woodbourne Avenue, Hamilton, HM08, Bermuda

The Lead Arrangers

CITIGROUP GLOBAL MARKETS LIMITED

By:	P Gibbs
Position:	Vice President
Address:	c/o Citigroup Centre, 33 Canada Square, Canary Wharf, London E14 5LB

BARCLAYS CAPITAL

By:	R Crosby
Position:	Manager - Global Loans
Address:	5 The North Colonnade, Canary Wharf, London E14 4BB

The Co-Arranger

ING BANK, N.V., LONDON BRANCH

By:	M E R Sharman
Position:	Managing Director
Address:	60 London Wall, London EC2M 5TQ

By:	N J Marchant
Position:	Director
Address:	60 London Wall, London EC2M 5TQ

The Agent and Security Trustee

CITIBANK INTERNATIONAL plc

By:	P Gibbs
Position:	Vice President
Address:	c/o Citigroup Centre, 33 Canada Square, Canary Wharf, London E14 5LB

The Existing Banks

ABN AMRO BANK N.V., LONDON BRANCH

By:	A Rouncivell
Position:	Authorised Signatory
Address:	250 Bishopsgate, London EC27 4AA

By:	W Byrne
Position:	Authorised Signatory
Address:	250 Bishopsgate, London EC27 4AA

BARCLAYS BANK PLC

By:	R Crosby
Position:	Manager - Global Loans
Address:	5 The North Colonnade, Canary Wharf, London E14 4BB

CALYON NEW YORK BRANCH

By:	S Rocco
Position:	Managing Director
Address:	1301 Avenues of America, New York, NY 10019

By:	W Denton
Position:	Managing Director
Address:	1301 Avenues of America, New York, NY 10019

CITIBANK IRELAND FINANCIAL SERVICES PLC

By:	P Gibbs
Position:	Vice President
Address:	c/o Citigroup Centre, 33 Canada Square, Canary Wharf, London E14 5LB

ING BANK N.V., LONDON BRANCH

By:	M E R Sharman
Position:	Managing Director
Address:	60 London Wall, London EC2M 5TQ

By:	N J Marchant
Position:	Director
Address:	60 London Wall, London EC2M 5TQ

LLOYDS TSB BANK PLC

By:	W A Cooper
Position:	Relationship Director
Address:	25 Gresham Street, London EC2V 7HN

NATIONAL WESTMINSTER BANK PLC

By:	Alan Hames
Position:	Director
Address:	135 Bishopsgate, London, EC2M 3UR

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH

By:	J A Reid, Jr
Position:	Authorised Signatory
Address:	1251 Avenue of the Americas, 12th Floor, New York NY10020-1104

The New Banks:

CITIBANK EUROPE PLC

By:	P Gibbs
Position:	Vice President
Address:	c/o Citigroup Centre, 33 Canada Square, Canary Wharf, London E14 5LB

LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE, LONDON BRANCH

By:	James Lowe
Position:	Marketing Manager - Financial Institutions & Public Finance
Address:	95 Queen Victoria Street, London EC4V 4HN

By:	P Harding
Position:	Director - USA/UK Insurance
Address:	95 Queen Victoria Street, London EC4V 4HN

THE ROYAL BANK OF SCOTLAND PLC

By:	Alan Hames
Position:	Director
Address:	135 Bishopsgate, London, EC2M 3UR